Exhibit 10.1

                                  AMENDMENT TO
                             1995 STOCK OPTION PLAN

     This AMENDMENT (the "Amendment") to the 1995 Stock Option Plan (the "Plan") of Air Methods Corporation (the "Company") is made effective on the 13th day of June, 2000.

                                    * * * * *

     1. Capitalized terms used in this Amendment that are not defined in this Amendment have the meanings set forth in the Plan.

     2. The term "2,500,000" in line 3 of Section 6.1 of the Plan is deleted and the term "3,500,000" is inserted in its place.

     3. Except as provided in this Amendment, the terms and conditions of the Plan remain in full force and effect.


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